Prospectus supplement dated March 22, 2019
to the following prospectus(es):
BOA CVUL Future (Nationwide Life Insurance Company) (FUTURE Corporate VUL), BAE Future Corporate FPVUL dated May 1, 2018
Multi-Flex Annuity, BOA CVUL Future (Nationwide Life and Annuity Insurance Company) (BOA COLI Future Nationwide Life and Annuity Insurance Company), BOA CVUL (Nationwide Life and Annuity Insurance Company) (Old CVUL - COLI Nationwide Life and Annuity Insurance Company) dated May 1, 2008
ElitePRO LTD, ElitePRO Classic dated May 1, 2003
BOA InvestCare, BOA SPVL, BOA Last Survivor FPVUL (BOA Survivorship Life Insurance) dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 13, 2018, the Board of Trustees of Neuberger Berman Advisors Management Trust approved a Plan of Reorganization and Dissolution (the "Plan") under which each of the Guardian Portfolio and Large Cap Value Portfolio (together, the "Merging Funds") will transfer all of their assets to the Sustainable Equity Portfolio (the "Surviving Fund"). The merger will be effective on or about April 30, 2019 (the "Effective Date").
As a result of the merger, effective on or about April 26, 2019, the following changes apply to the contract/policy:
•	the Merging Funds will no longer be available to receive transfers or new purchase payments;
•	the Merging Funds will transfer all of their assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Merging Funds.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I
This Sub-Account is only available in policies issued before May 1, 2019
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund's quality oriented financial and environmental, social and governance criteria.
(2)	All references in the prospectus to the Merging Funds are deleted and replaced with the Surviving Fund as of the Effective Date.
PROS-2019-090
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